UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2023

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On December 10, 2023, Occidental Petroleum Corporation, a Delaware corporation (“Occidental”), CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and a wholly owned indirect subsidiary of Occidental (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of Occidental (“GP Purchaser,” together with the LP Purchaser, the “Purchasers” and collectively with Occidental and the LP Purchaser, the “Purchaser Parties”), entered into that certain Partnership Interest Purchase Agreement (the “Purchase Agreement”), pursuant to which, subject to the terms and conditions of the Purchase Agreement, the Purchasers agreed to purchase 100% of the issued and outstanding partner interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers (the “Acquisition” and, together with the other transactions contemplated by the Purchase Agreement, the “Transactions”) for aggregate consideration of approximately $12.0 billion, consisting of (i) $9.1 billion in cash (the “Cash Purchase Price”), (ii) 29,560,619 shares of Occidental common stock, $0.20 par value (the “Stock Purchase Price”), and (iii) the assumption of approximately $1.2 billion of existing debt of CrownRock and its subsidiaries.

The Cash Purchase Price is subject to (i) a customary working capital adjustment, which may be positive or negative, based on the level of net working capital of CrownRock and its subsidiaries (the “CrownRock Group”) as of January 1, 2024 (the “Effective Date”), (ii) a negative adjustment (subject to certain limited exceptions), on a dollar-for-dollar basis, for any cash that is distributed to or paid for the benefit of the Sellers between the Effective Date and the closing of the Acquisition (the “Closing”), (iii) a negative adjustment for title and environmental defects identified by the Purchaser Parties, subject to certain customary exceptions, thresholds and deductibles and offset by any title benefits identified by the Purchaser Parties and (iv) a positive adjustment if Occidental makes (or sets any record date for purposes of making) any cash dividend on the Common Stock between the date of the Purchase Agreement and the Closing.

The Purchase Agreement contains customary representations and warranties of the parties relating to their respective businesses and financial statements, in each case generally subject to customary materiality qualifiers. Additionally, the Purchase Agreement provides for customary covenants of Occidental and CrownRock, including covenants of the Purchaser Parties and the Sellers to use commercially reasonable efforts to conduct their respective businesses (and, with respect to the Sellers, to cause the CrownRock Group to operate its business) in the ordinary course and covenants of each party to refrain from taking certain actions without the other party’s consent. Occidental and CrownRock also agreed to use their respective reasonable best efforts to cause the Transactions to be consummated and to obtain expiration or termination of the waiting period under the Hart-Scott-Rodino Act, as amended (the “HSR Act”), subject to certain exceptions, including that the Purchaser Parties will not be required to take or authorize any action that would reasonably be expected to have a material adverse effect on the financial condition, business, assets or results of operations of the Purchaser Parties, the CrownRock Group and their respective subsidiaries and affiliates (provided that for purposes of such determination, the Purchaser Parties, the CrownRock Group and their respective subsidiaries and affiliates, taken as a whole, will be deemed a consolidated group of entities of the size and scale of a hypothetical company that is 100% of the size of the CrownRock Group as of the date of the Purchase Agreement ).

The Purchase Agreement provides that, during the period from the date of the Purchase Agreement until the Closing, the Sellers shall not (i) solicit alternative acquisition proposals from third parties, (ii) provide non-public information to third parties or (iii) engage in negotiations with third parties regarding alternative acquisition proposals.

The obligation of each party to consummate the Transactions is subject to the satisfaction or waiver of certain customary closing conditions, including (1) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), (2) the other party having performed in all material respects its obligations under the Purchase Agreement, (3) the absence of any order or law prohibiting or restraining the consummation of the Transactions, (4) the expiration or termination of the waiting period under the HSR Act applicable to the Acquisition and any commitment with any governmental authority to delay the consummation of the Transactions, (5) the sum of (without duplication) all title and environmental defects, casualty and condemnation losses and the aggregate value of certain assets excluded from the Transactions on account of title defects not exceeding approximately $1.1 billion and (6) there not having been any event or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the other party since the date of the Purchase Agreement. The obligation of the Sellers to consummate the Transactions is also conditioned upon the shares of Common Stock issuable as the Stock Purchase Price having been authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

The Purchase Agreement may be terminated under the following circumstances prior to the Closing: (a) by the mutual prior written consent of the Purchaser Parties and the Sellers; (b) subject to certain limited exceptions, by either the Purchaser Parties or the Sellers if the Closing has not occurred on or before December 10, 2024 (the “Outside Date”), provided that the Outside Date (i) shall be extended to (i) June 10, 2025 if the conditions related to applicable regulatory matters and approvals have not been satisfied or waived but all other conditions to closing have been satisfied or waived (or are capable of being satisfied if the Closing were then to take place in the case of conditions to be satisfied at the Closing) and (ii) may, subject to the satisfaction of certain conditions, be extended by the Purchaser Parties in their sole discretion to December 10, 2025 if the conditions related to applicable regulatory matters and approvals have not been satisfied or waived and any administrative or judicial action or proceeding is pending challenging the Transactions as violative of any antitrust law; (c) by the Sellers in the event of a breach by the Purchaser Parties of any representation, warranty, covenant or other agreement contained in the Purchase Agreement that would result in a failure of applicable closing conditions if it was continuing as of the Closing, subject to certain customary cure rights set forth in the Purchase Agreement; and (d) by the Purchaser Parties in the event of a breach by the Sellers of any representation, warranty, covenant or other agreement contained in the Purchase Agreement that would result in a failure of applicable closing conditions if it was continuing as of the Closing, subject to certain customary cure rights set forth in the Purchase Agreement.

In accordance with the terms of the Purchase Agreement, at Closing, Occidental will enter into a registration rights agreement (the “Registration Rights Agreement”) with Sellers pursuant to which Occidental will agree to, on the terms set forth therein, to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering for resale the shares of Common Stock comprising the Stock Purchase Price issued in connection with the Acquisition.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is included as Exhibit B to the Purchase Agreement and is incorporated by reference herein.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Purchaser Parties, the Sellers or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Occidental’s public disclosures.

Occidental expects to finance the Cash Purchase Price with the proceeds of debt financing. In connection with its entry into the Purchase Agreement, Occidental entered into a debt commitment letter, dated December 10, 2023, with BofA Securities, Inc. and Bank of America, N.A. (collectively, “BofA”), pursuant to which, subject to the terms and conditions set forth therein, BofA (on behalf of itself and certain affiliates) committed to provide a 364-day senior unsecured bridge loan facility in an aggregate principal amount of up to $10.0 billion.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the Acquisition is incorporated by reference into this Item 3.02. Under the Purchase Agreement, Occidental has agreed to issue the Stock Purchase Price to Sellers at the Closing. The shares of Common Stock comprising the Stock Purchase Price will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of Regulation D promulgated by the SEC, without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. Occidental will rely upon representations, warranties, certifications and agreements of Sellers in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder. None of the shares of Common Stock comprising the Stock Purchase Price have been registered under the Securities Act or applicable state securities laws and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 7.01.	Regulation FD Disclosure.

On December 11, 2023, Occidental issued a press release announcing the entry into the Purchase Agreement and Occidental’s intention to increase the quarterly common stock dividend per share by $0.04 to $0.22 beginning with the February 2024 declaration. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. Future declarations of quarterly dividends and the establishment of future record and payment dates are at the discretion of Occidental’s Board of Directors and will be based on a number of factors, including Occidental’s future financial performance and other investment priorities. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “will,” “should,” “could,” “may,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “target,” “commit,” “advance,” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause actual results to differ include, but are not limited to: the ultimate outcome of the acquisition of CrownRock by Occidental; Occidental’s ability to consummate the proposed transaction with CrownRock; the conditions to the completion of the proposed transaction; that the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule or at all; Occidental’s ability to finance the proposed transaction with CrownRock; Occidental’s indebtedness, including the indebtedness Occidental expects to incur and/or assume in connection with the proposed transaction with CrownRock and the need to generate sufficient cash flows to service and repay such debt; Occidental’s ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transactions contemplated by the definitive agreement with CrownRock; the possibility that Occidental may be unable to achieve expected free cash flow accretion and other anticipated benefits within the expected time-frames or at all and to successfully integrate CrownRock’s operations with those of Occidental; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of CrownRock; potential litigation relating to the potential transaction that could be instituted against Occidental or its directors; rating agency actions and Occidental’s ability to access short- and long-term debt markets on a timely and affordable basis; Occidental’s ability to complete the contemplated divestiture program within the expected time-frames or at all; and general economic conditions that are less favorable than expected.

Additional information concerning these and other factors that may cause Occidental’s results of operations and financial position to differ from expectations can be found in Occidental’s filings with the SEC, including Occidental’s 2022 Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

2.1
Partnership Interest Purchase Agreement, dated as of December 10, 2023, by and among Occidental Petroleum Corporation, CrownRock Holdings, L.P., CrownRock GP, LLC, Coral Holdings LP, LLC and Coral Holdings GP, LLC.*

99.1	Press Release, dated December 11, 2023, issued by Occidental Petroleum Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Occidental agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Corporate Secretary and Chief Compliance Officer

Date: December 12, 2023